EXHIBIT 99.1

! Z_WMS04AR1_MKT.CDI #CMOVER_3.0D WHOLE_LOAN ! MAX_CF_VECTSIZE 551 ! !! Created
by Intex Deal Maker v3.6.079 , subroutines 3.0f_p2 !! 01/16/2004 1:52 PM ! !
Modeled in the Intex CMO Modeling Language, (GPWWS195) ! which is copyright (c)
2004 by Intex Solutions, Inc. ! Intex shall not be held liable for the accuracy of this data ! nor for the accuracy of information which is derived from this data. ! !
  DEFINE CONSTANT #OrigCollBal = 500000000.00
!
  DEFINE CONSTANT #OrigBondBal = 500000000.00
!
  DEFINE #BondBal                        = 500000000.00
!
       FULL_DEALNAME:    Z_WMS04AR1_MKT
!
       DEAL SIZE:        $ 500000000.00
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20040201
       SETTLEMENT DATE:  20040212
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20040201 _
       DEAL_FIRSTPAY_DATE         20040325
!
!
  CREDIT_SUPPORT_BASIS DEAL
  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
!
!
  DEFINE TABLE "SI_LOSSA0" (6, 2) = "MONTH" "SHIFTR"
      36.1   20%
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
!
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR            1.18
  INITIAL INDEX    LIBOR_1YR         1.365
!
DEFINE TRANCHE "AR", "A", "GMC_A", "B1", "GMC_B1", "B2", "GMC_B2", "B3", "GMC_B3", "B4", "B5", "B6", "X"
!
!
Tranche "AR" SEN_WAC
   Block 100.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "A"  EXCHANGE SEN_GMC_FIX
   Block 484250000.00 at 4.211  FREQ M FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
    ( IF CURMONTH GT 59 THEN #Netrate ELSE 4.211 )
    0    999
!
Tranche "GMC_A" SEN_FIX_NO
   Block 484250000.00 at 4.211  FREQ M FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20040201  Next 20040325
    ( IF CURMONTH GT 59 THEN #Netrate ELSE 4.211 )
    0    999
!
Tranche "B1"  EXCHANGE JUN_GMC_WAC
   Block 6000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "GMC_B1" JUN_WAC_NO
   Block 6000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "B2"  EXCHANGE JUN_GMC_WAC
   Block 4000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "GMC_B2" JUN_WAC_NO
   Block 4000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "B3"  EXCHANGE JUN_GMC_WAC
   Block 2500000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "GMC_B3" JUN_WAC_NO
   Block 2500000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "B4" JUN_WAC
   Block 1000000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "B5" JUN_WAC
   Block 750000.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "B6" JUN_WAC
   Block 1499900.00 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20040201 Next
          20040325
    ( #NetRate )
     0     999
!
Tranche "X" SEN_WAC_IO
   Block 484250000.00 FLOAT  NOTIONAL WITH BLOCK "A#1" _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20040201  Next 20040325
 ( ( #NetRate * COLL_PREV_BAL /
BBAL("AR#1","GMC_A#1","GMC_B1#1","GMC_B2#1","GMC_B3#1","B4#1","B5#1","B6#1") -
(OPTIMAL_INTPMT("A#1")) / BBAL("A#1") * 1200 ) * 30 / NDAYS_ACCRUE_INT("X"))
     0     999
!
!
DEFINE PSEUDO_TRANCHE COLLAT _
   Delay 24 Dated 20040201 Next 20040325 Settle 20040212
!
  CLASS "X"         NO_BUILD_TRANCHE _
                    = "X"
  CLASS "AR"        NO_BUILD_TRANCHE _
                    = "AR"
  CLASS "GMC_A"     NO_BUILD_TRANCHE _
                    = "GMC_A"
  CLASS "GMC_B1"    NO_BUILD_TRANCHE _
                    = "GMC_B1"
  CLASS "GMC_B2"    NO_BUILD_TRANCHE _
                    = "GMC_B2"
  CLASS "GMC_B3"    NO_BUILD_TRANCHE _
                    = "GMC_B3"
  CLASS "B4"        NO_BUILD_TRANCHE _
                    = "B4"
  CLASS "B5"        NO_BUILD_TRANCHE _
                    = "B5"
  CLASS "B6"        NO_BUILD_TRANCHE _
                                     = "B6"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                    = "AR" "GMC_A" "X"
  CLASS "SUBORD" WRITEDOWN_BAL SUBORD _
                    = "GMC_B1" "GMC_B2" "GMC_B3" "B4" "B5" "B6"
!
  CLASS "GMC_AR"                 PSEUDO NO_BUILD_TRANCHE = "AR"
  CLASS "A"                  PSEUDO NO_BUILD_TRANCHE = "A"
  CLASS "B1"                 PSEUDO NO_BUILD_TRANCHE = "B1"
  CLASS "B2"                 PSEUDO NO_BUILD_TRANCHE = "B2"
  CLASS "B3"                 PSEUDO NO_BUILD_TRANCHE = "B3"
  CLASS "GMC_B4"                 PSEUDO NO_BUILD_TRANCHE = "B4"
  CLASS "GMC_B5"                 PSEUDO NO_BUILD_TRANCHE = "B5"
  CLASS "GMC_B6"                 PSEUDO NO_BUILD_TRANCHE = "B6"
!
  CLASS "GMC_SNR" PSEUDO = "AR" "A" "X"
  CLASS "GMC_SUBORD" PSEUDO = "B1" "B2" "B3" "GMC_B4" "GMC_B5" "GMC_B6"
!
!
  CLASS "ROOT" _
                   = "SNR" "SUBORD"
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR"          Delay 24  Dated 20040201  Next 20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD"       Delay 24  Dated 20040201  Next 20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SNR"      Delay 24  Dated 20040201  Next 20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
  DEFINE PSEUDO_TRANCHE CLASS "GMC_SUBORD"   Delay 24  Dated 20040201  Next 20040325 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  CROSSOVER When 0
!
  OPTIONAL REDEMPTION:    "CLEANUP" _
                          DEAL_FRAC 5% _
                          PRICE_P ( COLL_BAL ); _
                          DISTR_P RULES "OPTR_DEAL"
!
!
 INTEREST_SHORTFALL FULL_PREPAY    Compensate Pro_rata _
                    PARTIAL_PREPAY Compensate Pro_rata _
                    LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #Sub2TimesTest = BBAL("SUBORD")/BBAL("SNR","SUBORD") _
                                 GE 2 * ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
   calculate :  #SenPct  = BBAL("SNR")/BBAL("SNR","SUBORD")
!
   calculate :  #ReduceTestA = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso1 = (( AVG_DELINQ_BAL(2,2) < 50% * BBAL("SUBORD")) and _
      ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
   calculate :  #SenPrep = _
              IF (#SenPct > ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              THEN 1 _
              ELSE #SenPct + SHIFT% * (1-#SenPct), _
   Reduce_SHIFT%_when SLIPPERY FAILVAL_100PCT   _
   (#StepProviso1)
!
   calculate :  #SenPrep = _
              IF #SenPct > ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              THEN 1 _
              ELSE IF #Sub2TimesTest and ( #StepProviso1 )  _
                   THEN IF CURMONTH LE 36 _ THEN #SenPct + (50% * (1-#SenPct)) _
                        ELSE #SenPct _
                   ELSE #SenPrep
!
   calculate : #SENRECOV = _
     MAX( 0, MIN( #SenPct * DELINQ_LIQUIDATE, _
                  #SenPrep * DELINQ_RECOVER ))
!
 calculate:  "SNR" _
  NO_CHECK SCHEDULED       AMOUNT        V0  = #SenPct * COLL_P_SCHED , _
  NO_CHECK PREPAY          AMOUNT  LIMIT V1  = #SenPrep * COLL_P_PREPAY , _
  NO_CHECK RECOVER         AMOUNT  LIMIT V3  = #SENRECOV
!
  calculate :  #SenSchedAlloc   = V0
  calculate :  #SenPrepayAlloc  = V1
  calculate :  #SenRecoverAlloc = V3
!
   calculate : #SubSched = MAX( 0, COLL_P_SCHED - #SenSchedAlloc ) calculate :
   #SubPrepay = MAX( 0, COLL_P_PREPAY - #SenPrepayAlloc ) calculate : #SubRecov
   = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)
!
 calculate:  "GMC_B1" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("GMC_B1") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("GMC_B1") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("GMC_B1")
!
 calculate:  "GMC_B2" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("GMC_B2") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("GMC_B2") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("GMC_B2")
!
 calculate:  "GMC_B3" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("GMC_B3") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("GMC_B3") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("GMC_B3")
!
 calculate:  "B4" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("B4") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("B4") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("B4")
!
 calculate:  "B5" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("B5") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("B5") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("B5")
!
 calculate:  "B6" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched  * SHARE("B6") , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay * SUB_SHARE("B6") , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov  * SHARE("B6")
!
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS INTEREST PRO_RATA  ( "AR"; "GMC_A"; "X" )
         pay :  CLASS INTSHORT PRO_RATA  ( "AR"; "GMC_A"; "X" )
------------------------------------
        from :  CLASS ( "SNR" )
         pay :  CLASS BALANCE SEQUENTIAL ( "AR", "GMC_A" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "AR" )
         pay :  SEQUENTIAL ( "AR#1" )
------------------------------------
        from :  CLASS ( "GMC_A" )
         pay :  SEQUENTIAL ( "GMC_A#1" )
------------------------------------
------------------------------------
        from :  CLASS ( "GMC_B1" )
         pay :  SEQUENTIAL ( "GMC_B1#1" )
------------------------------------
        from :  CLASS ( "GMC_B2" )
         pay :  SEQUENTIAL ( "GMC_B2#1" )
------------------------------------
        from :  CLASS ( "GMC_B3" )
         pay :  SEQUENTIAL ( "GMC_B3#1" )
------------------------------------
        from :  CLASS ( "B4" )
         pay :  SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  CLASS ( "B5" )
         pay :  SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  CLASS ( "B6" )
         pay :  SEQUENTIAL ( "B6#1" )
------------------------------------
   calculate : #WriteDown = MAX(0.0, BBAL("AR#1","GMC_A#1","GMC_B1#1","GMC_B2#1","GMC_B3#1","B4#1","B5#1","B6#1") - COLL_BAL)
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B6#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B5#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "B4#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B3#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B2#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN SEQUENTIAL ( "GMC_B1#1" )
------------------------------------
        from :  SUBACCOUNT ( #Writedown )
         pay :  WRITEDOWN PRO_RATA ( "AR#1"; "GMC_A#1" )
------------------------------------
   calculate : #BondBal     = BBAL("AR#1","GMC_A#1","GMC_B1#1","GMC_B2#1","GMC_B3#1","B4#1","B5#1","B6#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("GMC_A#1")) )
         pay :  INTEREST SEQUENTIAL ("A#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_A#1")) )
         pay :  SEQUENTIAL ("A#1")
------------------------------------
   calculate :  #GMCWD = BBAL("A#1") - BBAL("GMC_A#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("A#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "A#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("A#1")) )
         pay :  SEQUENTIAL ("A#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("GMC_B1#1")) )
         pay :  INTEREST SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B1#1") - BBAL("GMC_B1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("GMC_B2#1")) )
         pay :  INTEREST SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B2#1") - BBAL("GMC_B2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (INTPMT("GMC_B3#1")) )
         pay :  INTEREST SEQUENTIAL ("B3#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B3#1") - BBAL("GMC_B3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
------------------------------------
 calculate: #CallBalDeal = COLL_BAL
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalDeal)
         pay :  CLASS BALANCE SEQUENTIAL ( "ROOT" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "ROOT" )
------------------------------------
        from :  CLASS ( "ROOT" )
         pay :  SEQUENTIAL ( "AR#1", "GMC_A#1", "GMC_B1#1", "GMC_B2#1", "GMC_B3#1", "B4#1", "B5#1", "B6#1" )
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_A#1")) )
         pay :  SEQUENTIAL ("A#1")
------------------------------------
   calculate :  #GMCWD = BBAL("A#1") - BBAL("GMC_A#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("A#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "A#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("A#1")) )
         pay :  SEQUENTIAL ("A#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B1#1") - BBAL("GMC_B1#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B1#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B1#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B1#1")) )
         pay :  SEQUENTIAL ("B1#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B2#1") - BBAL("GMC_B2#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B2#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B2#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B2#1")) )
         pay :  SEQUENTIAL ("B2#1")
------------------------------------
        when :  IS_TRUE ( CURMONTH LE 59 )
  subject to :  CEILING ( (PRINCPMT("GMC_B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
   calculate :  #GMCWD = BBAL("B3#1") - BBAL("GMC_B3#1")
------------------------------------
ifdef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
        from :  SUBACCOUNT ( #GMCWD )
         pay :  WRITEDOWN SEQUENTIAL ("B3#1")
------------------------------------
!
ifndef #cmover_3.0f _
        when :  IS_TRUE ( CURMONTH LE 59 )
         pay :  DECREMENT ( BALANCE "B3#1", BY #GMCWD )
------------------------------------
!
        when :  IS_TRUE ( CURMONTH EQ 59 )
  subject to :  CEILING ( (BBAL("B3#1")) )
         pay :  SEQUENTIAL ("B3#1")
------------------------------------
!
 Schedule "SHIFT%"
Declare
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20040201    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos  P#mos  Life
Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst  RstPer Cap
Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "5/1 CMT ARM"           WL    00    WAC            5.11161 (     37404887.03 /     37404887.03 );
37404887.03                      0.425        0.425            358:2     358:2       360 NO_CHECK ARM CMT_1YR
2.73956    59   12 SYNC_INT          10.12591         2.00000         2.73956         0      0  INIT_PERCAP
5.00000                             TEASER
M        2     "5/1 CMT ARM IO"        WL    00    WAC            5.05059 (    249442773.55 /    249442773.55 );
249442773.55                      0.425        0.425            359:1     359:1       360 NO_CHECK ARM CMT_1YR
2.74652    60   12 SYNC_INT          10.05159         2.00000         2.74652         0      0  INIT_PERCAP   5.00000 AMORT NONE
FOR          60  TEASER
M        3     "5/1 CMT ARM IO"        WL    00    WAC            4.91467 (     23618818.37 /     23618818.37 );
23618818.37                      0.425        0.425            359:1     359:1       360 NO_CHECK ARM CMT_1YR
2.75000    60   12 SYNC_INT           9.91467         2.00000         2.75000         0      0  INIT_PERCAP   5.00000 AMORT NONE
FOR          60  TEASER
M        4     "5/1 LIBOR ARM"         WL    00    WAC            5.05327 (     14181784.27 /     14181784.27 );
14181784.27                      0.425        0.425            358:2     358:2       360 NO_CHECK ARM LIBOR_1YR
2.28138    59   12 SYNC_INT          10.05327         2.00000         2.28138         0      0  INIT_PERCAP
5.00000                             TEASER
M        5     "5/1 LIBOR ARM IO"      WL    00    WAC            4.93458 (    151398123.91 /    151398123.91 );
151398123.91                      0.425        0.425            359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.25000    60   12 SYNC_INT           9.93237         2.00000         2.25000         0      0  INIT_PERCAP   5.00000 AMORT NONE
FOR          60  TEASER
M        6     "5/1 LIBOR ARM IO"      WL    00    WAC            4.66932 (     23953612.87 /     23953612.87 );
23953612.87                      0.425        0.425            359:1     359:1       360 NO_CHECK ARM LIBOR_1YR
2.25000    60   12 SYNC_INT           9.66932         2.00000         2.25000         0      0  INIT_PERCAP   5.00000 AMORT NONE
FOR          60  TEASER
